COMMITMENTS AND CONTINGENT LIABILITIES (Tables)	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Schedule of Annual Purchase Commitments Under Contracts
The following table summarizes REE’s contractual obligations and other commitments for cash expenditures as of June 30, 2022, and the years in which these obligations are due. Certain obligations are reflected in our balance sheet, while other are disclosed as future obligations. This table is not meant to represent a forecast of our total cash expenditures for any of the periods presented.

Purchase commitments
(Unaudited)
2022	$9,674
2023	655
2024	—
2025	—
2026 and thereafter	—
Total	$10,329